High Income Fund Summary

Class/Ticker: Investor Class - STHYX

Summary Prospectus

January 1, 2015

Link to Prospectus	Link to SAI

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at wellsfargoadvantagefunds.com/reports. You can also get information at no cost by calling 1-800-222-8222, or by sending an email request to wfaf@wellsfargo.com. The current prospectus ("Prospectus") and statement of additional information ("SAI") dated January 1, 2015 are incorporated by reference into this summary prospectus. The Fund's SAI may be obtained, free of charge, in the same manner as the Prospectus.

Investment Objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.49%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.54%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.04%
Fee Waivers	0.10%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.94%
1.	The Adviser has contractually committed through December 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 0.93% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$96
3 Years	$321
5 Years	$564
10 Years	$1,262

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest:

  at least 80% of the Fund's net assets in corporate debt securities that are below investment-grade;

    up to 30% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers;

      up to 20% of the Fund's total assets in equities and convertible debt securities; and

        up to 10% of the Fund's total assets in debt securities that are in default at the time of purchase.

      We invest principally in below investment-grade debt securities (often called "high-yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by Standard & Poor's, or Ba through Caa by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use credit default swap agreements to reduce cash positions and to cost-effectively increase credit exposure, and futures to manage duration exposure.

      We start our investment process with a top-down, macroeconomic outlook to determine industry and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

      Principal Investment Risks

      An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

      Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company.

      Credit Risk. The issuer or guarantor of a debt security may be unable or perceived to be unable to pay interest or repay principal when they become due, which could cause the value of an investment to decline and a Fund to lose money.

      Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Certain derivative instruments may be difficult to sell when the adviser believes it would be appropriate to do so, or the other party to a derivative contract may be unwilling or unable to fulfill its contractual obligations.

      Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign investments may involve exposure to changes in foreign currency exchange rates and may be subject to higher withholding and other taxes.

      Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

      High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") have a much greater risk of default or of not returning principal and their values tend to be more volatile than higher-rated securities with similar maturities.

      Interest Rate Risk. When interest rates rise, the value of debt securities tends to fall. When interest rates decline, interest that a Fund is able to earn on its investments in debt securities may also decline, but the value of those securities may increase.

      Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. A Fund may be unable to sell loans at a desired time or price. The Fund may also not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.

      Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund's adviser or sub-adviser in seeking to achieve the Fund's investment objective may not produce the returns expected, may cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

      Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

      Swaps Risk. Depending on their structure, swap agreements and options to enter into swap agreements ("swaptions"), both of which are types of derivatives, may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage-backed securities, corporate borrowing rates, or credit events or other reference points such as security prices or inflation rates.

      Performance

      The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of one or more indices. Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargoadvantagefunds.com.

      Calendar Year Total Returns as of 12/31 each year
      Investor Class

Highest Quarter: 2nd Quarter 2009	+10.82%
Lowest Quarter: 4th Quarter 2008	-11.95%
Year-to-date total return as of 9/30/2014 is +1.90%

Average Annual Total Returns for the periods ended 12/31/2013
	Inception Date of Share Class	1 Year	5 Year	10 Year
Investor Class (before taxes)	12/28/1995	5.00%	13.63%	7.15%
Investor Class (after taxes on distributions)	12/28/1995	1.58%	10.71%	4.46%
Investor Class (after taxes on distributions and the sale of Fund Shares)	12/28/1995	3.58%	9.71%	4.52%
Barclays U.S. Corporate High Yield Index (reflects no deduction for fees, expenses, or taxes)		7.44%	18.93%	8.62%

      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

      Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Kevin J. Maas, CFA, Portfolio Manager / 2007 Thomas M. Price, CFA, Portfolio Manager / 1998 Michael J. Schueller, CFA, Portfolio Manager / 2007

      Purchase and Sale of Fund Shares

      In general, you can buy or sell shares of the Fund online or by mail, phone or wire on any day the New York Stock Exchange is open for regular trading. You also may buy and sell shares through a financial professional.

Minimum Investments	To Buy or Sell Shares

      Minimum Initial Investment
      Regular Accounts: $2,500
      IRAs, IRA Rollovers, Roth IRAs: $1,000
      UGMA/UTMA Accounts: $1,000
      Employer Sponsored Retirement Plans: No Minimum   Minimum Additional Investment
      Regular Accounts, IRAs, IRA Rollovers, Roth IRAs: $100
      UGMA/UTMA Accounts: $50
      Employer Sponsored Retirement Plans: No Minimum

Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Online: wellsfargoadvantagefunds.com Phone or Wire: 1-800-222-8222 Contact your financial professional.

      Tax Information

      Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan. However, subsequent withdrawals from such a tax advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.

      Payments to Broker-Dealers and Other Financial Intermediaries

      If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Link to Prospectus	Link to SAI

      SUPPLEMENT TO THE INVESTOR CLASS SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
      OF
      WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS
      WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
      WELLS FARGO ADVANTAGE INCOME FUNDS
      WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUNDS
      WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
      WELLS FARGO ADVANTAGE MONEY MARKET FUNDS
      WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
      WELLS FARGO ADVANTAGE SMALL TO MID CAP STOCK FUNDS
      WELLS FARGO ADVANTAGE SPECIALTY FUNDS
      (Each, a “Fund” and together, the “Funds”)

      At a meeting held on May 19-20, 2015, the Board of Trustees of the Funds approved the conversion of each Fund’s Investor Class shares into Class A shares.  Accordingly, effective on or about the close of business on October 23, 2015 (the “Conversion Date”), all Investor Class shares of each Fund will automatically convert to Class A shares of the same Fund. The automatic conversion of each Fund’s Investor Class shares into Class A shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by such converting shareholders.

      Investor Class shareholders whose shares are converted to Class A shares will be able to buy Class A shares at NAV, provided such shareholders hold their shares directly with the Funds at the time of conversion, or hold their shares in a qualifying self-directed brokerage account program, or move their shares from an intermediary account to either a direct-to-fund account within 90 days of the Conversion Date or a qualifying self-directed brokerage account program.

      May 22, 2015                                                                                                  TDIV055/P606SP
                                                                                                                              55606